SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 8, 2004
                                                 (October 4, 2004)

                               WINWIN GAMING, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-21566                 84-1219819
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(State or Other Jurisdiction of      (Commission              (IRS Employer
 Incorporation or Organization)      File Number)           Identification No.)

              8687 West Sahara, Suite 201, Las Vegas, Nevada 89117
              ----------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 (702) 233-4138
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               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      Effective October 4, 2004, WinWin Gaming, Inc. (the "Company") appointed Larry Goldman, age 48, as its Chief Financial Officer, Vice President of Finance and Treasurer. Mr. Goldman is a certified public accountant and has been a partner at Livingston, Wachtell & Co., LLP for the past five years where he has acted as an auditor for several publicly traded companies in a variety of industries. Also effective October 4, 2004, Monica Soares resigned as Acting Treasurer of the Company.

      It is anticipated that an employment agreement will be entered into between the Company and Mr. Goldman prior to the end of fiscal year 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 8, 2004

                           WINWIN GAMING, INC.


                           By: /s/ Patrick Rogers
                               -------------------------------------------------
                                   Patrick Rogers, Chief Executive Officer


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